                                                                      EXHIBIT 19

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

Signature                      Title                                Date
---------                      -----                                ----

/s/ John F. O'Brien            Chairman of the Board of Trustee    2/25/98
-----------------------------                                      -------
John F. O'Brien

/s/ Richard M. Reilly          President, Chief Executive Officer  2/25/98
_____________________________  and Trustee                         -------
Richard M. Reilly

/s/ Thomas P. Cunningham       Treasurer (Principal Accounting     2/25/98
-----------------------------  Officer)                            -------
Thomas P. Cunningham

/s/ Cynthia A. Hargadon        Trustee                             2/25/98
-----------------------------                                      -------
Cynthia A. Hargadon

/s/ Gordon Holmes              Trustee                             2/25/98
-----------------------------                                      -------
Gordon Holmes

/s/ John P. Kavanaugh          Trustee                             2/25/98
-----------------------------                                      -------
John P. Kavanaugh

/s/ Bruce E. Langton           Trustee                             2/25/98
-----------------------------                                      -------
Bruce E. Langton

/s/ Attiat F. Ott              Trustee                             2/25/98
-----------------------------                                      -------
Attiat F. Ott

                               Trustee
-----------------------------                                      -------
Ranne P. Warner

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


Signature                     Title                                    Date

--------------------------    Chairman of the Board and Trustee        ---------
John F. O'Brien


--------------------------    President, Chief Executive Officer       ---------
Richard M. Reilly             and Trustee


--------------------------    Treasurer (Principal Accounting Officer) ---------
Thomas P. Cunningham


--------------------------    Trustee                                  ---------
Cynthia A. Hargadon


--------------------------    Trustee                                  ---------
Gordon Holmes


--------------------------    Trustee                                  ---------
John P. Kavanaugh


--------------------------    Trustee                                  ---------
Bruce E. Langton


--------------------------    Trustee                                  ---------
Artiat F. Ott

/s/ Ranne P. Warner                                                     2/25/98
--------------------------    Trustee                                  ---------
Ranne P. Warner
